EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the inclusion in the Annual Report on Form 10-KSB of Bay National Corporation for the year ended December 31, 2000, of our report dated January 26, 2001, relating to the consolidated financial statements of Bay National Corporation.


                                                /s/ Stegman & Company

Baltimore, Maryland
March 27, 2001


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